UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2018

CLEARWAY ENERGY LLC

(Exact name of Registrant as specified in its charter)

Delaware	333-203369	32-0407370
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

NRG Yield LLC

804 Carnegie Center, Princeton, New Jersey 08540

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On August 31, 2018, pursuant to the terms of the Purchase and Sale Agreement (as amended, the “PSA”), dated February 6, 2018, by and among NRG Energy, Inc., a Delaware corporation (“NRG”), NRG Repowering Holdings LLC, a Delaware limited liability company (“Repowering” and, collectively with NRG, “NRG Energy”) and GIP III Zephyr Acquisition Partners, L.P., a Delaware limited partnership (“GIP”), GIP acquired from NRG Energy 100% of the outstanding membership interests of Zephyr Renewables LLC, a Delaware limited liability company (“Zephyr Renewables” and such transaction, the “Zephyr Transaction”), which owns, among other assets, (1) 100% of the shares of Class B common stock and 100% of the shares of Class D common stock (collectively, the “NYLD Shares”) of NRG Yield, Inc. (now known as Clearway Energy, Inc.), a Delaware corporation (“NYLD”) and (2) 100% of the Class B units and 100% of the Class D units (collectively, the “Company Units”, and, collectively with the NYLD Shares, the “NYLD Securities”, and the sale of the NYLD Securities owned by NRG Energy to GIP, the “NYLD Securities Transaction”) of NRG Yield LLC (now known as Clearway Energy LLC), a Delaware limited liability company (the “Company”), for an aggregate purchase price (the “Purchase Price”), paid in United States Dollars, of approximately $1.348 billion.  GIP funded the Purchase Price with capital contributions from limited partners of GIP investment funds.  As a result of the consummation of the NYLD Securities Transaction, GIP indirectly acquired a 45.2% economic interest in the Company and a 55% voting interest in NYLD as of August 31, 2018.

NYLD provided its consent to the NYLD Securities Transaction subject to the terms and conditions of the Consent and Indemnity Agreement, dated February 6, 2018, as amended, by and among NYLD, NRG, Repowering, GIP and, solely for purposes of Sections E.5, E.6 and G.12 thereof, NRG Yield Operating LLC (now known as Clearway Energy Operating LLC) (“Yield Operating LLC”), a Delaware limited liability company and a subsidiary of NYLD.

Master Services Agreements

On August 31, 2018, in connection with the consummation of the NYLD Securities Transaction, the Company, NYLD and Yield Operating LLC entered into a Master Services Agreement with Zephyr Renewables (the “NYLD MSA”), pursuant to which Zephyr Renewables and certain of its affiliates or third party service providers will provide certain services to NYLD and certain of its subsidiaries, including the Company, following the consummation of the NYLD Securities Transaction, in exchange for the payment of a fee in respect of such services.  The foregoing description of the NYLD MSA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the NYLD MSA attached as Exhibit 10.1 hereto, which is incorporated herein by reference.

On August 31, 2018, in connection with the consummation of the NYLD Securities Transaction, the Company, NYLD and Yield Operating LLC entered into a Master Services Agreement with Zephyr Renewables (the “Zephyr MSA”), pursuant to which NYLD and certain of its affiliates, including the Company, or third party service providers will provide certain services to Zephyr Renewables and certain of its subsidiaries following the consummation of the NYLD Securities Transaction, in exchange for the payment of a fee in respect of such services.  The foregoing description of the Zephyr MSA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Zephyr MSA attached as Exhibit 10.2 hereto, which is incorporated herein by reference.

364-Day Bridge Credit Agreement

On August 31, 2018, each of Yield Operating LLC, as borrower, and the Company, as guarantor, entered into a senior unsecured 364-Day Bridge Credit Agreement (the “Bridge Credit Agreement”) with certain subsidiaries of Yield Operating LLC party thereto, as guarantors, Royal Bank of Canada, as administrative agent, the lenders party thereto and the other parties listed on the signature pages thereof.

The Bridge Credit Agreement provides that Yield Operating LLC can borrow up to a maximum principal amount of $1.5 billion at a rate per annum equal to LIBOR or a base rate plus an applicable margin equal to 3.00% in the case of LIBOR loans and 2.00% in the case of base rate loans, in each case subject to an additional 0.25% on the 90th day following the effective date of the Bridge Credit Agreement, 0.25% on the 180th day following such effective date and 0.50% on each 90th day thereafter while any loans remain outstanding. The obligation of the lenders to fund loans under the Bridge Credit Agreement will expire on the date that is 110 days after the effective date of the Bridge Credit Agreement.  Loans under the Bridge Credit Agreement will mature 364 days after the effective date of the Bridge Credit Agreement, provided that Yield Operating LLC may elect in its sole discretion to extend the maturity of up to one-third of the loans that are outstanding 60 days prior to such date for an additional 90-day period, so long as at least $300.0 million principal amount of loans remain outstanding.  Any such extension would be subject to the payment of an extension fee equal to 0.50% of the aggregate principal amount of the loans subject to such extension.  In addition, the lenders under the Bridge Credit Agreement will be paid a duration fee of 0.50% of the aggregate principal amount of outstanding loans on each of the 90th, 180th and 271st days after the effective date of the Bridge Credit Agreement.

Unused commitments under the Bridge Credit Agreement will be reduced (a) on the business day immediately succeeding the day on which NYLD has satisfied its obligations under the 2014 Indenture and the 2015 Indenture to repurchase the Convertible Notes pursuant to the Repurchase Right and to settle all Convertible Notes in connection with the Zephyr Transaction, in an amount equal to the principal amount of the Convertible Notes that then remain outstanding, and (b) upon the completion of a successful consent solicitation, if any, providing a waiver with respect to the change of control offer requirements under a series of Yield Operating LLC’s outstanding senior notes, in an amount equal to the principal amount of the senior notes of such series.  In addition, outstanding loans under the Bridge Credit Agreement are required to be prepaid with the net cash proceeds received in connection with certain debt incurrences, equity issuances and non-ordinary course asset sales.

Borrowings under the Bridge Credit Agreement are guaranteed by the Company and certain subsidiaries of Yield Operating LLC. The Bridge Credit Agreement contains covenants that limit certain of Yield Operating LLC’s and the guarantors’ activities, including those relating to mergers, consolidations, and granting additional security interests to secure debt. The Bridge Credit Agreement also contains customary events of default and related cure provisions, including the requirement that Yield Operating LLC pay additional interest at the rate of 2.0% per year upon the occurrence of certain events of default.

The foregoing summary of the Bridge Credit Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Bridge Credit Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated herein by reference. A press release announcing the entry into the Bridge Credit Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

On August 31, 2018, in connection with the consummation of the Company Securities Transaction, the Company entered into a Termination Agreement (the “MSA Termination Agreement”) with NYLD, Yield Operating LLC and NRG terminating the Management Services Agreement, dated as of July 22, 2013 (the “Original MSA”) by and among the Company, NYLD, Yield Operating LLC and NRG.

The foregoing summary of the MSA Termination Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the MSA Termination Agreement, attached as Exhibit 10.4 hereto, which is incorporated herein by reference.  For further information regarding specific terms and conditions of the Original MSA, reference is made to such agreement, which was filed with the SEC on July 26, 2013, as Exhibit 10.4 to NYLD’s Current Report on Form 8-K and is incorporated by reference herein.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 of this Current Report on Form 8-K relating to the Bridge Credit Agreement are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The consummation of the NYLD Securities Transaction on August 31, 2018 constituted a “Fundamental Change” and “Make-Whole Fundamental Change” under each of (1) the Indenture, dated February 11, 2014, by and among NYLD, as issuer, Yield Operating LLC and the Company, as guarantors, and Wilmington Trust, National Association, as trustee (the “2014 Indenture”), governing the 3.50% Convertible Senior Notes due 2019 (the “2019 Notes”), of which $329.2 million aggregate principal amount are outstanding, and (2) the Indenture, dated June 29, 2015, by and among NYLD, as issuer, Yield Operating LLC and the Company, as guarantors, and Wilmington Trust, National Association, as trustee (the “2015 Indenture”), governing the 3.25% Convertible Senior Notes due 2020 (the “2020 Notes” and together with the 2019 Notes, the “Convertible Notes”), of which $287.5 million aggregate principal amount are outstanding.  As a result, holders of the Convertible Notes have the right to require NYLD to purchase for cash all or any portion of their Convertible Notes on a date to be specified by NYLD (the “Fundamental Change Purchase Date”) at a price equal to 100% of the principal amount of the Convertible Notes to be purchased, plus accrued and unpaid interest, if any, to but excluding, the Fundamental Change Purchase Date, as set forth in the applicable Indenture (the “Repurchase Right”), which notice will be provided to the holders of the Convertible Notes by September 10, 2018.

In addition, holders of the 2019 Notes have the right to convert all or any portion of their 2019 Notes at any time prior to 5:00 p.m., New York City time, on January 30, 2019, which is the second Scheduled Trading Day (as defined in the 2014 Indenture) immediately preceding the maturity date of February 1, 2019 for cash in an amount equal to the sum of the Daily Conversion Values (as defined in the 2014 Indenture) during the 40-trading day period ending two trading days before the maturity date (as may be adjusted under the 2014 Indenture as a result of the Make-Whole Fundamental Change).  Pursuant to the terms of the 2014 Indenture, on July 26, 2018, NYLD made an irrevocable election to settle the conversion of any 2019 Notes validly submitted for conversion on or after August 1, 2018 entirely in cash.  Because the NYLD Securities Transaction constitutes a Make-Whole Fundamental Change under the 2014 Indenture, the conversion rate applicable to 2019 Notes surrendered for conversion at any time from and including August 31, 2018, the date on which the Make-Whole Fundamental Change occurred, up to and including the business day immediately prior to the Fundamental Change Purchase Date (such period, the “Make-Whole Fundamental Change Period”), shall be increased by additional shares, as determined by NYLD in accordance with the 2014 Indenture. NYLD has determined that the additional shares per $1,000 principal amount of the 2019 Notes converted during the Make-Whole Fundamental Change Period is equal to 7.4334 additional shares and the relevant conversion rate for holders who elect to convert their 2019 Notes during the Make-Whole Fundamental Change Period will be increased to 50.3978, per $1,000 principal amount of the 2019 Notes, which is equivalent to a conversion price of approximately $19.84 per share. The conversion rate for any 2019 Notes surrendered for conversion before or after the Make-Whole Fundamental Change Period will not be increased by the additional shares.

Holders of the 2020 Notes have the right to convert all or any portion of their 2020 Notes at any time prior to 5:00 p.m., New York City time, on the business day immediately preceding the Fundamental Change Purchase Date.  Upon conversion of any 2020 Notes, NYLD will pay or deliver, as the case may be, to the converting holder, at NYLD’s election, cash, shares of NYLD’s Class C common stock (the “Class C Common Stock”), $0.01 par value per share or any combination of the foregoing based on the then applicable conversion rate (as may be adjusted under the 2015 Indenture) in accordance with the 2015 Indenture.  Although the NYLD Securities Transaction constitutes a Make-Whole Fundamental Change under the 2015 Indenture, no increase to the conversion rate for the 2020 Notes will apply as a result of the Make-Whole Fundamental Change because the applicable stock price for the Class C Common Stock is less than the lowest price set forth in the make-whole table in the 2015 Indenture.

Item 5.01 Changes in Control of Registrant.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 31, 2018, the Company filed a Certificate of Amendment to the Certificate of Formation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to change the Company’s name to “Clearway Energy LLC” effective as of August 31, 2018 (the “Name Change”).

On August 31, 2018, NYLD entered the Fourth Amended and Restated Limited Liability Company Agreement of the Company with Zephyr Renewables (the “Fourth Amended and Restated Limited Liability Company Agreement”), which sets forth the rights and obligations of NYLD, as managing member, and Zephyr Renewables, as member, of the Company, and which reflects the Company’s name change to Clearway Energy LLC.

The foregoing description of the Certificate of Amendment and the Fourth Amended and Restated Limited Liability Company Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Certificate of Amendment and the Fourth Amended and Restated Limited Liability Company Agreement attached hereto as Exhibits 3.1 and 3.2, respectively, which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 31, 2018, NYLD issued a press release announcing the consummation of the NYLD Securities Transaction.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information Exhibit 99.1 shall not be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding Forward-Looking Statements.  This Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements.  Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Document

3.1	Certificate of Amendment for the Restated Certificate of Formation of Clearway Energy LLC, dated August 31, 2018
3.2

Fourth Amended and Restated Limited Liability Company Agreement of NRG Yield LLC, dated as of August 31, 2018, by and between NRG Yield, Inc. and Zephyr Renewables LLC (incorporated by reference to Exhibit 10.6 to NYLD’s Current Report on Form 8-K, filed with the Commission on September 5, 2018)

10.1

Master Services Agreement, dated as of August 31, 2018, by and among NRG Yield, Inc., NRG Yield LLC, NRG Yield Operating LLC and Zephyr Renewables LLC (incorporated by reference to Exhibit 10.1 to NYLD’s Current Report on Form 8-K, filed with the Commission on September 5, 2018)

10.2

Master Services Agreement, dated as of August 31, 2018, by and among and Zephyr Renewables LLC, NRG Yield, Inc., NRG Yield LLC and NRG Yield Operating LLC (incorporated by reference to Exhibit 10.2 to NYLD’s Current Report on Form 8-K, filed with the Commission on September 5, 2018)

10.3

364-Day Bridge Credit Agreement, dated August 31, 2018, by and between NRG Yield Operating LLC, as borrower, NRG Yield LLC, as holdings, the lenders party thereto and Royal Bank of Canada, as administrative agent (incorporated by reference to Exhibit 10.8 to NYLD’s Current Report on Form 8-K, filed with the Commission on September 5, 2018)

10.4

Termination Agreement, dated as of August 31, 2018, by and among NRG Yield, Inc., NRG Yield LLC, NRG Yield Operating LLC and NRG Energy, Inc. (incorporated by reference to Exhibit 10.9 to NYLD’s Current Report on Form 8-K, filed with the Commission on September 5, 2018)

99.1	Press Release, dated August 31, 2018 (incorporated by reference to Exhibit 99.1 to NYLD’s Current Report on Form 8-K, filed with the Commission on September 5, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy LLC
(Registrant)

	By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
General Counsel and Corporate Secretary

Dated: September 5, 2018